UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 29, 2022
COTERRA ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Memorial City Plaza
840 Gessner Road, Suite 1400
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (281) 589-4600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CTRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders of Coterra Energy Inc. (the “Company”) held on Friday, April 29, 2022, the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on March 18, 2022. The certified vote results for each proposal were as stated below.

Proposal 1: The following nominees for directors were elected to serve one-year terms expiring in 2023:

	FOR	AGAINST	ABSTAIN/ WITHHELD	BROKER NON-VOTES
DOROTHY M. ABLES	646,916,324	57,217,676	763,957	34,358,990
ROBERT S. BOSWELL	597,734,200	106,787,476	376,281	34,358,990
AMANDA M. BROCK	474,075,160	230,451,013	371,784	34,358,990
DAN O. DINGES	690,342,837	13,225,306	1,329,814	34,358,990
PAUL N. ECKLEY	698,822,960	5,703,110	371,887	34,358,990
HANS HELMERICH	700,380,297	4,235,995	281,665	34,358,990
THOMAS E. JORDEN	702,878,946	1,657,079	361,932	34,358,990
LISA A. STEWART	686,690,387	17,844,827	362,743	34,358,990
FRANCES M. VALLEJO	698,866,130	5,269,095	762,732	34,358,990
MARCUS A. WATTS	662,706,725	41,816,855	374,377	34,358,990

Proposal 2: The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2022 was ratified:

FOR	AGAINST	ABSTAIN/ WITHHELD
694,990,560	43,694,710	571,677

Proposal 3: The non-binding advisory vote on the compensation of the Company’s named executive officers was approved:

FOR	AGAINST	ABSTAIN/ WITHHELD	BROKER NON-VOTES
518,036,857	185,954,510	906,590	34,358,990

Item 9.01                                           Financial Statements and Exhibits.
(d)                                 Exhibits
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTERRA ENERGY INC.

By:	/s/ DEIDRE L. SHEARER
Deidre L. Shearer
Vice President and Corporate Secretary
Date: May 4, 2022

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